                          FIRST OTTAWA BANCSHARES, INC.
                              LETTER OF TRANSMITTAL
                       TO ACCOMPANY SHARES OF COMMON STOCK
                                       OF
                          FIRST OTTAWA BANCSHARES, INC.
                   TENDERED PURSUANT TO THE OFFER TO PURCHASE
                             DATED DECEMBER 6, 1999

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             THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL
               EXPIRE AT 12:00 MIDNIGHT, EASTERN TIME, ON MONDAY,
                 JANUARY 10, 2000, UNLESS THE OFFER IS EXTENDED.
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To:  The First National Bank of Ottawa, Depositary
     701-705 LaSalle Street, P.O. Box 657
     Ottawa, Illinois  61350
     Attention:  Corporate Secretary
     Phone:  (815) 434-0044
     Facsimile:  (815) 434-1695


Ladies and Gentlemen:

     The undersigned hereby tenders to First Ottawa Bancshares, Inc., a Delaware corporation ("First Ottawa"), the shares (the "Shares") of common stock, par value $1.00, of First Ottawa, described below, at a price per Share of $57.00 net to the seller in cash, without interest thereon (the "Purchase Price"), pursuant to First Ottawa's offer to purchase up to 87,719 Shares, upon the terms and subject to the conditions set forth in the offer to purchase dated December 6, 1999 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer").

     Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, First Ottawa all right, title and interest in and to all the Shares that are being tendered hereby or orders the registration of such Shares tendered by book-entry transfer that are purchased pursuant to the Offer to Purchase or upon the order of First Ottawa and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility (as defined in the Offer to Purchase), together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of First Ottawa upon receipt by the Depositary, as the undersigned's agent, of the Purchase Price with respect to such Shares, (b) present certificates for such Shares for cancellation and transfer on the books of First Ottawa and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants that, when and to the extent the Shares are accepted for payment by First Ottawa, First Ottawa will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims.

----------------------------------------------------------------------------------------------------------------------------------
                         DESCRIPTION OF SHARES TENDERED
----------------------------------------------------------------------------------------------------------------------------------
 Name(s) and Address(es) of Registered Owner(s) (Please fill in if blank,                     Shares Tendered
             exactly as name(s) appear(s) on certificate(s))                       (Attach additional list if necessary)
----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Total Number of
                                                                             Certificate           Shares        Number of Shares
                                                                              Number(s)*       Represented by        Tendered
                                                                                                Certificate*
                                                                           -------------------------------------------------------

                                                                           -------------------------------------------------------

                                                                           -------------------------------------------------------

                                                                           -------------------------------------------------------

                                                                           -------------------------------------------------------

                                                                           -------------------------------------------------------
                                                                            Total Shares:
----------------------------------------------------------------------------------------------------------------------------------
*    Need not be completed by Book-Entry Stockholders.
----------------------------------------------------------------------------------------------------------------------------------

                                    ODD LOTS

     To be completed ONLY if Shares are being tendered by or on behalf of a person owning beneficially, as of the close of business on December 3, 1999, and who continues to own beneficially as of the Expiration Date (as defined in the Offer to Purchase), an aggregate of fewer than 100 Shares.

     [  ]     By checking this box the undersigned represents that the
              undersigned owned beneficially or of record as of the close of business on December 3, 1999, and continues to own beneficially or of record as of the Expiration Date, an aggregate of fewer than 100 Shares and is tendering all of such Shares.


                               CONDITIONAL TENDER

     A tendering stockholder may condition his or her tender of Shares upon the purchase by First Ottawa of a specified minimum number of the Shares tendered hereby, all as described in the Offer to Purchase, particularly in Section 6 thereof. Unless at least such minimum number of Shares is purchased by First Ottawa pursuant to the terms of the Offer, none of the Shares tendered hereby will be purchased. It is the tendering stockholder's responsibility to calculate such minimum number of Shares, and each stockholder is urged to consult his or her own tax advisor. Unless this box has been completed and a minimum specified, the tender will be deemed unconditional.

       ----------------------------------------------------------------------
         Minimum number of Shares that
         must be purchased, if any are purchased: ________________Shares
       ----------------------------------------------------------------------

     Unless otherwise indicated under "Special Payment Instructions," please issue the check for the Purchase Price of any Shares purchased, and/or return any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the Purchase Price of any Shares purchased and/or any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the Purchase Price of any Shares purchased and/or return any Shares not tendered or not purchased in the name(s) of, and mail said check and/or any certificates to, the person(s) so indicated.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

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                                     IMPORTANT
                                     SIGN HERE
                     (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

(Signature(s) of Holder(s))

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Dated:                      ,            .
      ----------------------  -----------

(Must be signed by registered owner(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered owner(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 4.)

                               (Please Type or Print)

Name(s):
        -----------------------------------------------------------------------

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Address:
        -----------------------------------------------------------------------

-------------------------------------------------------------------------------
                                 (Include Zip Code)

Capacity (Full Title):
                      ---------------------------------------------------------

Area Code and Telephone Number:
                               ------------------------------------------------

Tax Identification or Social Security Number:
                                             ----------------------------------

                             GUARANTEE OF SIGNATURE(S)
                             (See Instructions 1 and 4)

Authorized Signature:
                     ----------------------------------------------------------

Name:
     --------------------------------------------------------------------------

Address:
        -----------------------------------------------------------------------

-------------------------------------------------------------------------------
                                 (Include Zip Code)

Full Title and Name of Firm:
                            ---------------------------------------------------

Dated:                      ,            .
      ----------------------  -----------
-------------------------------------------------------------------------------

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                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 4, 5 AND 6)

To be completed ONLY if certificate(s) for Shares not tendered or not accepted for payment or the check for the Purchase Price of Shares accepted for payment are to be issued in the name of someone other than the undersigned.

Issue:    [   ] Check    [   ] Certificate(s)
to:


Name:
     --------------------------------------------------------------------------
                                 (Please Print)

Address:
        -----------------------------------------------------------------------

        -----------------------------------------------------------------------
                               (Include Zip Code)

        -----------------------------------------------------------------------
                   (Tax Identification or Social Security No.)

-------------------------------------------------------------------------------


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                          SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 4 AND 6)

To be completed ONLY if certificate(s) for Shares not tendered or not accepted for payment or the check for the Purchase Price of Shares accepted for payment are to be sent to someone other than the undersigned, or to the undersigned at an address other than that above.

Deliver:        [   ] Check       [   ] Certificate(s) to:


Name:
     --------------------------------------------------------------------------
                                 (Please Print)

Address:
        -----------------------------------------------------------------------

        -----------------------------------------------------------------------
                               (Include Zip Code)



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      THE FOLLOWING BOX IS TO BE COMPLETED ONLY IF YOU CANNOT LOCATE YOUR
                                 CERTIFICATE(S)



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           AFFIDAVIT OF LOST OR DESTROYED CERTIFICATE(S) AND INDEMNITY


CERTIFICATE NUMBER(S) _________________, for ________ Share(s).

The undersigned person(s) states that:
1.   I/we am the lawful owner of the above-described certificate(s).
2. The certificate(s) has not been endorsed, transferred, assigned or otherwise disposed of.
3. I/we have made a diligent search for the certificate(s) and have been unable to find it, and make this affidavit for the purpose of inducing the exchange of the certificate(s) without surrender of the certificate(s).
4. I/we hereby agree to surrender the certificate(s) for cancellation should I/we, at any time, find the certificate(s).
5. I/we agree at all times to indemnify and save harmless First Ottawa, the Depositary and their affiliates from and against any and all claims, actions, and suits whether groundless or otherwise, and from and against any and all liabilities, losses, damages, costs, charges, counsel fees, and other expenses of every nature and character by reason of the mislaid, lost, stolen or destroyed certificate(s) or the making of the payment, transfer, delivery, or exchange called for by the certificate(s) without the surrender of it, and whether or not based upon or arising from honoring or refusing to honor the certificate(s) when presented by anyone or based upon or arising from inadvertence, accident, oversight, or neglect on the part of First Ottawa, the Depositary, any of their affiliates or any of their officers, agents, clerks or employees or omission or failure to inquire into, contest, or litigate the right of any applicant to receive any payment, credit, transfer, registration, exchange, or delivery in respect of the certificate(s), or based upon or arising out of any determination which First Ottawa, the Depositary or any of their affiliates may in fact make as to the merits of any claim, right or title or based upon or arising from any other matter or thing whatsoever.

Signed and delivered this _____ day of ____________, ______.


---------------------------------------      ----------------------------------
Signature of Affiant (Stockholder)           Signature of Affiant (Stockholder)

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                                      -4-

                       TO BE COMPLETED BY ALL STOCKHOLDERS
                               (SEE INSTRUCTION 7)

The stockholder is required to give the Depositary the social security number or employer identification number of the registered owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

--------------------------------------------------------------------------------------------------------------------
                                     PAYER: THE FIRST NATIONAL BANK OF OTTAWA
--------------------------------------------------------------------------------------------------------------------
SUBSTITUTE           PART 1--PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND           Social security number or
FORM W-9             CERTIFY BY SIGNING AND DATING BELOW.                           Employer identification number
Department of the
Treasury
Internal Revenue
Service                                                                             -------------------------------
Payer's Request
for Taxpayer
Identification
Number (TIN)
--------------------------------------------------------------------------------------------------------------------

                     PART 2--CERTIFICATION--UNDER PENALTIES OF PERJURY, I CERTIFY
                     THAT:

                     (1) The number shown on this form is my correct Taxpayer
                     Identification Number (or I am waiting for a number to be issued to me); and

                     (2) I am not subject to backup withholding either because
                     (i) I am exempt from backup withholding, (ii) I have not
                     been notified by the Internal Revenue Service (the "IRS")
                     that I am subject to backup withholding as a result of a
                     failure to report all interest or dividends, or (iii) the
                     IRS has notified me that I am no longer subject to backup
                     withholding.
--------------------------------------------------------------------------------------------------------------------

                     SIGNATURE: ____________________________ DATE: ___________      PART 3

                     NAME (Please Print):_____________________________________             Awaiting TIN [ ]

--------------------------------------------------------------------------------------------------------------------

CERTIFICATION INSTRUCTIONS--You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

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             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (i) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a taxpayer identification number to the Depositary.

Signature: ____________________________________________ Date: _________________

Name (Please Print):___________________________________________________________

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MANUALLY SIGNED FACSIMILE COPIES OF THIS LETTER OF TRANSMITTAL WILL BE ACCEPTED.
THIS LETTER OF TRANSMITTAL, CERTIFICATES FOR SHARES AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT OR DELIVERED BY EACH STOCKHOLDER OR SUCH STOCKHOLDER'S BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE TO THE
DEPOSITARY AT ITS ADDRESSES SET FORTH BELOW.

                        The First National Bank of Ottawa
                      701-705 LaSalle Street, P.O. Box 657
                             Ottawa, Illinois 61350
                         Attention: Corporate Secretary

                                  INSTRUCTIONS
              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER


1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or by a commercial bank, a trust company, a savings bank, a savings and loan association or a credit union which has membership in an approved Signature Guarantee Medallion Program (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 4.

2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARES. This Letter of Transmittal or, in the case of a book-entry transfer, an Agent's Message (as defined below), is to be used either if certificates are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. The term "Agent's Message" means a message transmitted by a Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the Shares, that such participant has received and agrees to be bound by the terms of the Offer to Purchase and the Letter of Transmittal and that First Ottawa may enforce such agreement against the participant. Certificates representing old shares of common stock of The First National Bank of Ottawa that have not been exchanged for new certificates representing Shares of First Ottawa may be delivered in lieu of certificates representing such new Shares of First Ottawa.

         THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER, AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF CERTIFICATES FOR SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

         Except as specifically permitted by Section 6 of the Offer to Purchase, no alternative or contingent tenders will be accepted. See Section 1 of the Offer to Purchase. By executing this Letter of Transmittal (or facsimile thereof), the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule attached hereto.

4. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

         If any of the Shares tendered hereby are held of record by two or more persons, such persons must sign this Letter of Transmittal.

         If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

         If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the Purchase Price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

         If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

         If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to First Ottawa of the authority of such person so to act must be submitted.

5. STOCK TRANSFER TAXES. First Ottawa will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the Purchase Price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the transferee or assignee must pay the stock transfer taxes to First Ottawa or must establish to the satisfaction of First Ottawa that such taxes have been paid; otherwise, First Ottawa will withhold issuance of the certificate or will deduct the amount of any such taxes from the Purchase Price. EXCEPT AS PROVIDED IN THIS INSTRUCTION, IT WILL NOT BE NECESSARY TO AFFIX TRANSFER TAX STAMPS TO THE CERTIFICATES SUBMITTED HEREWITH.

6. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the Purchase Price of any Shares purchased is to be issued in the name of, and/or any Shares not tendered or not purchased are to be returned to, a person other than the person(s) signing this Letter of Transmittal or if the check and/or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to an address other than that shown above in the box captioned "Description of Certificates Tendered," then the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such stockholder at the Book-Entry Transfer Facility from which such transfer was made.

7. SUBSTITUTE FORM W-9 AND FORM W-8. Each tendering stockholder is required to provide the Depositary with either a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 or a properly completed Form W-8. Failure to provide the information on either Substitute Form W-9 or Form W-8 may subject the tendering stockholder to 31% federal income tax backup withholding on the payment of the Purchase Price. The box in Part 3 of Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% on all payments of the Purchase Price thereafter until a TIN is provided to the Depositary.

8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Any questions or requests for assistance may be directed to First Ottawa or the Depositary at their respective telephone numbers and addresses listed below. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal or other tender offer materials may be directed to First Ottawa or the Depositary and such copies will be furnished promptly at First Ottawa's expense. Stockholders may also contact their local broker, dealer, commercial bank or trust company for assistance concerning the Offer.

9. IRREGULARITIES. All questions as to the Purchase Price, the form of documents, and the validity, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by First Ottawa, in its sole discretion, and its determination shall be final and binding. First Ottawa reserves the absolute right to reject any or all tenders of Shares that it determines are not in proper form or the acceptance for payment of or payment for Shares that may, in the opinion of First Ottawa's counsel, be unlawful. Except as otherwise provided in the Offer to Purchase, First Ottawa also reserves the absolute right to waive any of the conditions to the Offer or any defect or irregularity in any tender of Shares and First Ottawa's interpretation of the terms and conditions of the Offer (including these instructions) shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as First Ottawa shall determine. None of First Ottawa, the Depositary or any other person shall be under any duty to give notice of any defect or irregularity in tenders, nor shall any of them incur any liability for failure to give any such notice. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived.


                            IMPORTANT TAX INFORMATION

Under federal income tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payer) with such stockholder's correct TIN on Substitute Form W-9 below. If such stockholder is an individual, the TIN is his or her social security number. For businesses and other entities, the number is the employer identification number. If the Depositary is not provided with the correct TIN or properly completed Form W-8, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding.

Certain stockholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to these backup withholding and reporting requirements. In order for a noncorporate foreign stockholder to qualify as an exempt recipient, that stockholder must complete and sign a Form W-8, Certificate of Foreign Status, attesting to that stockholder's exempt status. The Form W-8 can be obtained from the Depositary. Exempt stockholders, other than noncorporate foreign stockholders, should furnish their TIN and write "Exempt" in Part 1 of the Substitute Form W-9 and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

If federal income tax backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.